SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUS

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

FS VARIABLE SEPARATE ACCOUNT

Polaris Platinum III Variable Annuity

Polaris Preferred Solution Variable Annuity

Polaris Retirement Protector Variable Annuity

Polaris Select Investor Variable Annuity

Polaris Platinum O-Series Variable Annuity

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

VARIABLE SEPARATE ACCOUNT A

Polaris Platinum Elite Variable Annuity

The United States Life Insurance Company in the City of New York (“USL”) and The Variable Annuity Life Insurance Company (“VALIC”) are amending the Prospectuses for the purpose of adding the following information in the STATE CONTRACT AVAILABILITY AND/OR VARIABILITY Appendix.

Your fixed account interest crediting rates are guaranteed for amounts allocated to each fixed account for up to 1 year. Thereafter, for fixed accounts other than Dollar Cost Averaging fixed account options, USL and VALIC will declare annual fixed account crediting rates each contract year, and this rate will never be lower than the minimum guarantee rate as referenced in your contract. Factors that influence the declared fixed account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the contract withdrawal charge period and the number of years since your annuity contract was issued.

Dated: March 19, 2018

Please keep this Supplement with your Prospectus